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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest reported) February 9, 2006

                          MOLSON COORS BREWING COMPANY
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             (Exact name of registrant as specified in its charter)

           Delaware                    1-14829                  84-0178360
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 (State or other jurisdiction        (Commission              (IRS Employer
       of incorporation              File Number)          Identification No.)

           1225 17th Street, Suite 3200                           80202
                 Denver, Colorado                               ----------
                                                                (Zip Code)

           1555 Notre Dame Street East
             Montreal, Quebec Canada                             H2L 2R5
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     (Address of principal executive offices)                 (Postal Code)

Registrant's telephone number, including area code   303.277.6661 (Colorado)
                                                     514.521.1786 (Quebec)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                           PART II. OTHER INFORMATION

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         (a) On February 9, 2006, Molson Coors Brewing Company issued a press release setting forth its earnings for the 2005 fourth quarter and full year. A copy of its press release is being furnished as Exhibit 99.1 attached hereto and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (d)  Exhibits

            Exhibit   Description
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            99.1      Press Release issued February 9, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MOLSON COORS BREWING COMPANY
                                        (Registrant)
Date: February 9, 2006
                                        /s/ Martin L. Miller
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                                        (Martin L. Miller, Global Controller and
                                        Chief Accounting Officer)

                                  EXHIBIT INDEX
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Exhibit No.   Description
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   99.1       Press release of Molson Coors Brewing Company dated __________,
              2005, reporting Molson Coors Brewing Company financial results for the third fiscal quarter of 2005 ended September 25, 2005.